Share-based payments - Fair value at the grant date (Details) - Jun. 01, 2024 - Chief Business Officer - LTIP Stock Options	Y € / shares	Y $ / shares
Disclosure of detailed information about business combination
Exercise price | $ / shares		$ 3.80
Weighted average fair value per option	€ 1.78
Weighted average share price	3.50
Exercise price (USD 3.80)	€ 3.50
Expected volatility (%)	65.00%	65.00%
Expected life (years) | Y	3.45	3.45
Risk-free interest rate (%)	4.56%	4.56%